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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date or Report (Date of Earliest Event Reported):
                                March 26, 1999


                            DATA TRANSLATION, INC.
            (Exact name of registrant as specified in its charter)


        DELAWARE                        0-21367              04-3332230
(State or other jurisdiction of    (Commission File       (I.R.S. Employer
     Incorporation)                     Number)          Identification No.)


                     100 LOCKE DRIVE, MARLBORO, MA  01752
             (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                 508-481-3700
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ITEM 5.      OTHER EVENTS

On March 26, 1999 the Registrant issued a press release announcing that its Board of Directors has authorized the Company to repurchase up to $1,000,000 of its shares of common stock over the remainder of the year. The timing and amount of shares repurchased will be determined by the Company's management based on its evaluation of the market and economic conditions. Reference is made to the press release, a copy of which is filed as an exhibit to this report.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

(C)    Exhibits


Exhibit No.
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     1  Press Release of the Registrant dated March 26, 1999.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 26, 1999                  DATA TRANSLATION, INC.


                                       /s/ Alfred A. Molinari, Jr.

                                       By:  Alfred A. Molinari, Jr.
                                            President, Chief Executive Officer
                                            and Assistant Secretary